Exhibit 99.2

Third Quarter Fiscal 2011
Supplemental Operating and Financial Data
for the Quarter Ended January 31, 2011

CONTACT: Lindsey Anderson Director of Investor Relations Direct Dial: 701-837-4738 E-Mail: landerson@iret.com	3015 16th Street SW, Suite 100 Minot, ND 58701 Tel: 701.837.4738 Fax: 701.838.7785 www.iret.com

Supplemental Financial and Operating Data

January 31, 2011

Page

Company Background and Highlights	2

Investment Cost by Segment	5

Key Financial Data
Condensed Consolidated Balance Sheets	6
Condensed Consolidated Statements of Operations	7
Funds From Operations	8
Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA)	9

Capital Analysis
Long-Term Mortgage Debt Analysis	10
Long-Term Mortgage Debt Detail	11-12
Capital Analysis	13

Portfolio Analysis
Stabilized Properties Net Operating Income Summary	14
Net Operating Income Detail	15-18
Stabilized Properties and Overall Physical Occupancy Levels by Segment	19

Tenant Analysis
Commercial Leasing Summary	20-21
Multi-Family Residential Summary	22
10 Largest Commercial Tenants - Based on Annualized Base Rent	23
Lease Expirations as of January 31, 2011	24

Growth and Strategy
Fiscal 2011 Acquisition Summary	25
Fiscal 2011 Development Summary	26

Definitions	27

Company Background and Highlights
Third Quarter Fiscal 2011

Investors Real Estate Trust is a self-administered, equity real estate investment trust (REIT) investing in a portfolio of income-producing properties located primarily in the upper Midwest.  IRET’s portfolio is diversified among multi-family residential, commercial office, commercial medical (including senior housing), commercial industrial and commercial retail segments.

During the third quarter of fiscal year 2011, the Company acquired three properties: on November 10, 2010, the Company acquired the approximately 108,503 square foot Edgewood Vista assisted living facility in Minot, North Dakota, for approximately $15.2 million, consisting of cash of approximately $9.6 million ($7.4 million of which was paid to the current tenant in the property to acquire the option to purchase the property) and the assumption of existing debt of approximately $5.6 million; on December 10, 2010, the Company acquired an approximately 47,709 square foot retail/office property in Minot, North Dakota, for a purchase price, paid in cash, of $8.3 million; and on December 16, 2010, the Company acquired an approximately 58,574 square foot office property in Omaha, Nebraska, for a purchase price of approximately $8.3 million, of which approximately $5.3 million was paid in cash, with the remainder paid in limited partnership units of the Company’s Operating Partnership valued at a total of $3.0 million. During the third quarter of fiscal year 2011, the Company substantially completed construction of an approximately 24,000 square foot expansion to its existing Edgewood Vista senior housing facility in Spearfish, South Dakota.  The cost to construct the addition was approximately $2.7 million, of which $2.3 million has been paid as of January 31, 2011.

During the third quarter of fiscal year 2011, the Company sold a small industrial property in Waconia, Minnesota, on November 1, 2010, and three multi-family residential properties in Colorado, the Pinecone and Miramont Apartments in Fort Collins, Colorado and the Neighborhood Apartments in Colorado Springs, Colorado, on November 15, 2010, for a total sales price of $46.6 million.

IRET has substantially completed its announced goal of transferring the management of the majority of our commercial and multi-family residential properties from third-party property management companies to our own employees. As of January 31, 2011, the Company has under internal management a total of 155 properties in our commercial office, commercial medical, commercial industrial and commercial retail segments, totaling approximately 9.5 million square feet. Approximately 82.4% of the properties in our commercial office segment, 89.3% of the properties in our commercial medical segment, 89.5% of the properties in our commercial industrial segment, 97.0% of the properties in our commercial retail segment, and approximately 93.2% of the properties in our multi-family residential segment (approximately 7,793 units in 69 properties) were internally managed by Company employees as of January 31, 2011. IRET continues to evaluate existing and acquired commercial properties to determine additional suitable candidates for internal management, and to establish appropriate timelines to accomplish the transfers.

On April 7, 2009, IRET and IRET Properties entered into a continuous equity offering program sales agreement with Robert W. Baird & Co. Incorporated (Baird).  Pursuant to the Sales Agreement, IRET may offer and sell its common shares of beneficial interest having an aggregate gross sales price of up to $50 million, from time to time through Baird as IRET's sales agent. Sales of common shares, if any, under the program will depend upon market conditions and other factors to be determined by IRET. During the third quarter of fiscal year 2011, IRET sold no common shares under this program.

We believe the decreased occupancy levels in our commercial office and commercial industrial segments reflect the economic conditions in our markets, as recovery from the national economic recession has been slow. The recession, and illiquidity and uncertainty in the financial and capital markets during calendar years 2008, 2009, 2010 and continuing into 2011, negatively affected substantially all businesses, including ours. Although signs of an economic recovery have emerged during the first three quarters of our current fiscal year, we continue to expect recovery from the recession to be slow during the balance of the current fiscal year. It is not possible for us to predict or quantify the timing and impact of such a recovery, or lack thereof, during the remainder of fiscal year 2011.

In the third quarter of fiscal year 2011, IRET paid its 159th consecutive quarterly distribution per common share/unit at equal or increasing rates. The $0.1715 per share/unit distribution was paid January 14, 2011. Company management and the Board continue to review the Company’s common share distribution level in conjunction with closely monitoring the Company’s operating results during this prolonged economic downturn.

As of January 31, 2011, IRET owns a diversified portfolio of 250 properties consisting of 74 multi-family residential properties, 68 commercial office properties, 56 commercial medical properties (including senior housing), 19 commercial industrial properties and 33 commercial retail properties.  IRET’s distributions have been maintained or increased every year for 39 consecutive years. IRET’s shares are publicly traded on the NASDAQ Global Select Market (NASDAQ:  IRET).

Company Snapshot
(as of January 31, 2011)

Company Headquarters	Minot, North Dakota
Fiscal Year-End	April 30
Reportable Segments	Multi-Family Residential, Commercial Office, Commercial Medical, Commercial Industrial, Commercial Retail
Total Properties	250
Total Square Feet
(commercial properties)	12.2 million
Total Units
(multi-family residential properties)	8,593
Common Shares Outstanding (thousands)	79,846
Limited Partnership Units Outstanding (thousands)	20,047
Common Share Distribution - Quarter/Annualized	$0.1715/$0.686
Dividend Yield	7.7%
Total Capitalization (see p. 13 for detail)	$1.9 billion

Investor Information
Board of Trustees

Jeffrey L. Miller	Trustee and Chairman
Stephen L. Stenehjem	Trustee and Vice Chairman, Chair of Compensation Committee
John D. Stewart	Trustee, Chair of Audit Committee
Patrick G. Jones	Trustee
C.W. “Chip” Morgan	Trustee
John T. Reed	Trustee, Chair of Nominating and Governance Committee
Edward T. Schafer	Trustee
W. David Scott	Trustee
Thomas A. Wentz, Jr.	Trustee, Senior Vice President and Chief Operating Officer
Timothy P. Mihalick	Trustee, President and Chief Executive Officer

Management

Timothy P. Mihalick	President and Chief Executive Officer; Trustee
Thomas A. Wentz, Jr	Senior Vice President and Chief Operating Officer; Trustee
Diane K. Bryantt	Senior Vice President and Chief Financial Officer
Michael A. Bosh	Senior Vice President, General Counsel and Assistant Secretary
Charles A. Greenberg	Senior Vice President, Commercial Asset Management
Ted E. Holmes	Senior Vice President, Finance
Thomas A. Wentz, Sr.	Senior Vice President and Chief Investment Officer

Corporate Headquarters:
3015 16th Street SW, Suite 100
Minot, North Dakota 58701

Trading Symbol:  IRET
Stock Exchange Listing:  NASDAQ

Investor Relations:
Lindsey Anderson
landerson@iret.com

Common Share Data (NASDAQ: IRET)

	3rd Quarter Fiscal Year 2011	2nd Quarter Fiscal Year 2011	1st Quarter Fiscal Year 2011	4th Quarter Fiscal Year 2010	3rd Quarter Fiscal Year 2010
High Closing Price	$9.26	$8.90	$9.20	$9.37	$9.40
Low Closing Price	$8.74	$7.97	$8.25	$8.31	$8.25
Average Closing Price	$8.99	$8.43	$8.71	$8.89	$8.82
Closing Price at end of quarter	$8.94	$8.80	$8.47	$8.73	$8.73
Common Share Distributions—annualized	$0.686	$0.686	$0.686	$0.686	$0.686
Closing Dividend Yield - annualized	7.7%	7.8%	8.1%	7.9%	7.9%
Closing common shares outstanding (thousands)	79,846	79,092	78,158	75,805	73,966
Closing limited partnership units outstanding (thousands)	20,047	19,994	20,273	20,522	20,853
Closing market value of outstanding common shares, plus imputed closing market value of outstanding limited partnership units (thousands)	$893,043	$871,957	$833,711	$840,935	$827,770

Certain statements in these supplemental disclosures are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements involve known and unknown risks, uncertainties and other factors that may cause actual results to differ materially from projected results. Such risks, uncertainties and other factors include, but are not limited to:  fluctuations in interest rates, the effect of government regulation, the availability of capital, changes in general and local economic and real estate market conditions, competition, our ability to attract and retain skilled personnel, and those risks and uncertainties detailed from time to time in our filings with the Securities and Exchange Commission, including our 2010 Form 10-K. We assume no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.

Third Quarter Fiscal 2011 Acquisitions

Edgewood Vista - Minot 800 16th Ave SE, Minot, ND 58701	Omaha 10802 Farnam Drive 10802 Farnam Drive, Omaha, NE 68154

Investment Cost by Segment – Third Quarter Fiscal 2011

With investments in the multi-family residential and commercial office, commercial medical, commercial industrial and commercial retail segments, IRET’s diversified portfolio helps to provide stability during market fluctuations in returns from specific property types.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS (unaudited)
(in thousands)

	01/31/2011	10/31/2010	07/31/2010	04/30/2010	01/31/2010
ASSETS
Real estate investments
Property owned	$1,763,585	$1,773,924	$1,813,427	$1,800,519	$1,793,995
Less accumulated depreciation	(319,235)	(322,379)	(320,994)	(308,626)	(298,523)
	1,444,350	1,451,545	1,492,433	1,491,893	1,495,472
Development in progress	4,231	2,755	174	2,831	1,164
Unimproved land	7,470	7,876	6,020	6,007	5,987
Mortgage loans receivable, net of allowance	157	157	158	158	159
Total real estate investments	1,456,208	1,462,333	1,498,785	1,500,889	1,502,782
Other assets
Cash and cash equivalents	30,907	43,701	56,077	54,791	47,790
Restricted cash	0	0	0	0	36,500
Marketable securities – available-for-sale	325	420	420	420	420
Receivable arising from straight-lining of rents, net of allowance	18,656	18,125	17,751	17,320	17,102
Accounts receivable, net of allowance	8,864	5,179	5,911	4,916	5,259
Real estate deposits	254	2,089	302	516	978
Prepaid and other assets	2,852	3,375	3,032	1,189	1,903
Intangible assets, net of accumulated amortization	51,543	48,140	50,050	50,700	52,797
Tax, insurance, and other escrow	18,467	10,504	10,391	9,301	10,044
Property and equipment, net of accumulated depreciation	1,332	1,370	1,371	1,392	1,332
Goodwill	1,127	1,260	1,388	1,388	1,392
Deferred charges and leasing costs, net of accumulated amortization	19,737	18,606	18,449	18,108	17,637
TOTAL ASSETS	$1,610,272	$1,615,102	$1,663,927	$1,660,930	$1,695,936

LIABILITIES AND EQUITY
LIABILITIES
Accounts payable and accrued expenses	$35,633	$26,616	$33,340	$38,514	$36,453
Revolving lines of credit	10,000	29,100	6,528	6,550	6,579
Mortgages payable	998,929	1,004,532	1,063,414	1,057,619	1,091,945
Other	8,423	1,227	1,272	1,320	1,368
TOTAL LIABILITIES	1,052,985	1,061,475	1,104,554	1,104,003	1,136,345

REDEEMABLE NONCONTROLLING INTERESTS – CONSOLIDATED REAL ESTATE ENTITIES	1,237	1,357	1,427	1,812	1,765
EQUITY
Investors Real Estate Trust shareholders’ equity
Preferred Shares of Beneficial Interest	27,317	27,317	27,317	27,317	27,317
Common Shares of Beneficial Interest	616,701	610,580	603,344	583,618	569,439
Accumulated distributions in excess of net income	(223,684)	(221,304)	(213,055)	(201,412)	(189,340)
Total Investors Real Estate Trust shareholders’ equity	420,334	416,593	417,606	409,523	407,416
Noncontrolling interests – Operating Partnership	126,335	126,113	130,050	134,970	139,448
Noncontrolling interests – consolidated real estate entities	9,381	9,564	10,290	10,622	10,962
Total equity	556,050	552,270	557,946	555,115	557,826
TOTAL LIABILITIES AND EQUITY	$1,610,272	$1,615,102	$1,663,927	$1,660,930	$1,695,936

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (unaudited)
(in thousands, except per share data)

Nine Months Ended	Three Months Ended
OPERATING RESULTS	01/31/2011	01/31/2010	01/31/2011	10/31/2010	07/31/2010	04/30/2010	01/31/2010
Real estate revenue	$178,283	$172,101	$60,203	$58,904	$59,176	$59,410	$57,334
Real estate expenses	75,654	70,909	27,037	24,304	24,313	25,382	24,685
Gain on involuntary conversion	0	1,660	0	0	0	0	1,660
Net operating income	102,629	102,852	33,166	34,600	34,863	34,028	34,309
Depreciation/amortization	(43,581)	(42,964)	(14,591)	(14,424)	(14,566)	(14,491)	(14,497)
Administrative expenses, advisory and trustee services	(5,537)	(4,775)	(1,850)	(1,718)	(1,969)	(1,443)	(1,790)
Other expenses	(1,357)	(1,468)	(441)	(563)	(353)	(1,045)	(536)
Impairment of real estate investment	0	(708)	0	0	0	0	0
Interest	(48,395)	(49,306)	(15,888)	(16,436)	(16,071)	(16,359)	(16,534)
Interest and other income	411	503	107	167	137	391	250
Income tax benefit (expense)	0	0	0	19	(19)	0	0
Income from continuing operations	4,170	4,134	503	1,645	2,022	1,081	1,202
Income (loss) from discontinued operations	19,871	(1,001)	14,085	5,476	310	371	(838)
Net income	$24,041	$3,133	$14,588	$7,121	$2,332	$1,452	$364

Net (income) loss attributable to noncontrolling interest – Operating Partnership	(4,485)	(381)	(2,793)	(1,322)	(370)	(181)	39
Net loss (income) attributable to noncontrolling interests – consolidated real estate entities	82	2	38	20	24	(24)	49
Net income attributable to Investors Real Estate Trust	19,638	2,754	11,833	5,819	1,986	1,247	452
Dividends to preferred shareholders	(1,779)	(1,779)	(593)	(593)	(593)	(593)	(593)
NET INCOME (LOSS) AVAILABLE TO COMMON SHAREHOLDERS	$17,859	$975	$11,240	$5,226	$1,393	$654	$(141)

Per Share Data
Earnings per common share from continuing operations – Investors Real Estate Trust – basic & diluted	$.03	$.03	$.00	$.01	$.02	$.01	$.01
Earnings per common share from discontinued operations – Investors Real Estate Trust – basic & diluted	.20	(.01)	.14	.06	.00	.00	(.01)
Net income per common share – basic & diluted	$.23	$.02	$.14	$.07	$.02	$.01	$.00

Percentage of Revenues
Real estate expenses	42.4%	41.2%	44.9%	41.3%	41.1%	42.7%	43.1%
Depreciation/amortization	24.4%	25.0%	24.2%	24.5%	24.6%	24.4%	25.3%
General and administrative	3.1%	2.8%	3.1%	2.9%	3.3%	2.4%	3.1%
Interest	27.1%	28.6%	26.4%	27.9%	27.2%	27.5%	28.8%
Net income	13.5%	1.8%	24.2%	12.1%	3.9%	2.4%	0.6%

Ratios
EBITDA(1)/Interest expense	1.99	x	1.92	x	1.97	x	1.96	x	2.04	x	1.95	x	1.88	x
EBITDA/Interest expense plus preferred distributions	1.92	x	1.85	x	1.90	x	1.89	x	1.97	x	1.88	x	1.82	x

(1)	See Definitions on page 27. EBITDA is a non-GAAP measure; see page 9 for a reconciliation of EBITDA to net income (loss).

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
FUNDS FROM OPERATIONS (unaudited)
(in thousands, except per share and unit data)

	Nine Months Ended		Three Months Ended
	01/31/2011	01/31/2010	01/31/2011	10/31/2010	07/31/2010	04/30/2010	01/31/2010
Funds From Operations(1)
Net income attributable to Investors Real Estate Trust	$19,638	$2,754	$11,833	$5,819	$1,986	$1,247	$452
Less dividends to preferred shareholders	(1,779)	(1,779)	(593)	(593)	(593)	(593)	(593)
Net income (loss) available to common shareholders	17,859	975	11,240	5,226	1,393	654	(141)
Adjustments:
Noncontrolling interests – Operating Partnership	4,485	381	2,793	1,322	370	181	(39)
Depreciation and amortization	44,525	44,390	14,577	14,888	15,060	14,993	14,865
Gain on depreciable property sales	(19,365)	0	(13,961)	(5,404)	0	(68)	0
Funds from operations applicable to common shares and Units	$47,504	$45,746	$14,649	$16,032	$16,823	$15,760	$14,685

FFO per share and unit - basic and diluted	$0.48	$0.52	$0.14	$0.17	$0.17	$0.17	$0.16
Weighted average shares and units	98,311	88,284	99,355	98,737	96,777	94,979	$94,516

(1)	See Definitions on page 27.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION AND AMORTIZATION (EBITDA) (unaudited)
(in thousands)

	Nine Months Ended		Three Months Ended
	01/31/2011	01/31/2010	01/31/2011	10/31/2010	07/31/2010	04/30/2010	01/31/2010
EBITDA(1)
Net income attributable to Investors Real Estate Trust	$19,638	$2,754	$11,833	$5,819	$1,986	$1,247	$452
Adjustments:
Noncontrolling interests – Operating Partnership	4,485	381	2,793	1,322	370	181	(39)
Income before noncontrolling interests – Operating Partnership	24,123	3,135	14,626	7,141	2,356	1,428	413
Add:
Interest	49,827	52,048	15,719	17,346	16,762	17,058	17,447
Depreciation/amortization related to real estate investments	42,745	42,986	13,943	14,320	14,482	14,407	14,486
Amortization related to non-real estate investments	1,982	1,716	689	639	654	654	592
Amortization related to real estate revenues(2)	97	92	44	28	25	26	28
Less:
Interest income	(199)	(268)	(75)	(66)	(58)	(278)	(140)
Gain on sale of real estate, land and other investments	(19,365)	0	(13,961)	(5,404)	0	(68)	0
EBITDA	$99,210	$99,709	$30,985	$34,004	$34,221	$33,227	$32,826

(1)	See Definitions on page 27.
(2)	Included in real estate revenue in the Statement of Operations.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
LONG-TERM MORTGAGE DEBT ANALYSIS
(in thousands)

Debt Maturity Schedule
Annual Expirations

Total Mortgage Debt

	Future Maturities of Debt
Fiscal Year	Fixed Debt	Variable Debt	Total Debt	Weighted Average(1)	% of Total Debt
2011	$8,044	$0	$8,044	7.10%	0.8%
2012	83,076	0	83,076	6.75%	8.3%
2013	22,304	0	22,304	5.76%	2.2%
2014	41,977	855	42,832	6.13%	4.3%
2015	68,123	0	68,123	5.76%	6.8%
2016	68,471	138	68,609	5.99%	6.9%
2017	189,259	0	189,259	6.37%	19.0%
2018	87,309	0	87,309	5.80%	8.7%
2019	64,330	604	64,934	6.43%	6.5%
2020	119,976	0	119,976	5.85%	12.0%
Thereafter	244,463	0	244,463	5.71%	24.5%
Total maturities	$997,332	$1,597	$998,929	6.05%	100.0%
(1)	Weighted average interest rate of debt that matures in fiscal year.

	01/31/2011	10/31/2010	07/31/2010	04/30/2010	01/31/2010
Balances Outstanding
Mortgage
Fixed rate	$997,332	$1,002,867	$1,034,982	$1,028,606	$1,086,264
Variable rate	1,597	1,665	28,432	29,013	5,681
Mortgage total	998,929	1,004,532	1,063,414	1,057,619	1,091,945

Weighted Average Interest Rates
Secured	6.05%	6.14%	6.13%	6.17%	6.21%

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
LONG-TERM MORTGAGE DEBT DETAIL AS OF JANUARY 31, 2011

Property	Maturity Date	Fiscal 2011	Fiscal 2012	Fiscal 2013	Fiscal 2014	Thereafter	Total(1)
Multi-Family Residential
Ridge Oaks Apartments - Sioux City, IA2	2/1/2011	$2,535	$0	$0	$0	$0	$2,535
Oakwood - Sioux Falls, SD9	6/1/2011	0	3,353	0	0	0	3,353
Oxbow - Sioux Falls, SD9	6/1/2011	0	3,654	0	0	0	3,654
Chateau Apartments - Minot, ND8	7/1/2011	0	1,740	0	0	0	1,740
Oakmont Apartments - Sioux Falls, SD8	9/1/2011	0	3,623	0	0	0	3,623
Canyon Lake Apartments - Rapid City, SD	10/1/2011	0	2,607	0	0	0	2,607
The Meadows III - Jamestown, ND	11/1/2011	0	951	0	0	0	951
Crown Apartments - Rochester, MN	1/1/2012	0	2,532	0	0	0	2,532
Monticello Apartments - Monticello, MN	3/1/2013	0	0	3,040	0	0	3,040
Quarry Ridge Apartments - Rochester, MN	10/1/2013	0	0	0	12,202	0	12,202
East Park Apartments - Sioux Falls, SD	12/1/2013	0	0	0	1,538	0	1,538
Sycamore Village Apartments - Sioux Falls, SD	12/1/2013	0	0	0	865	0	865
Candlelight Apartments - Fargo, ND	3/1/2014	0	0	0	1,325	0	1,325
Summary of Debt due after Fiscal 2014		0	0	0	0	233,584	233,584
Sub-Total Multi-Family Residential		$2,535	$18,460	$3,040	$15,930	$233,584	$273,549

Commercial Office
Whitewater Plaza - Minnetonka, MN3	3/1/2011	$2,620	$0	$0	$0	$0	$2,620
Whitewater Plaza - Minnetonka, MN3	3/1/2011	1,359	0	0	0	0	1,359
2030 Cliff Road - Eagan, MN	4/1/2011	447	0	0	0	0	447
Pillsbury Business Center - Edina, MN	4/1/2011	867	0	0	0	0	867
Golden Hills Office Center - Golden Valley, MN4	7/1/2011	0	14,193	0	0	0	14,193
Wells Fargo Center - St Cloud, MN8	7/1/2011	0	6,409	0	0	0	6,409
Brenwood - Minnetonka, MN5	10/1/2011	0	7,224	0	0	0	7,224
Interlachen Corporate Center - Eagan, MN6	10/11/2011	0	9,354	0	0	0	9,354
Bloomington Business Plaza - Bloomington, MN5	12/1/2011	0	4,069	0	0	0	4,069
Wirth Corporate Center - Golden Valley, MN	2/1/2012	0	3,841	0	0	0	3,841
Great Plains - Fargo, ND	10/1/2013	0	0	0	3,426	0	3,426
Viromed - Eden Prairie, MN	4/1/2014	0	0	0	975	0	975
Summary of Debt due after Fiscal 2014		0	0	0	0	289,599	289,599
Sub-Total Commercial Office		$5,293	$45,090	$0	$4,401	$289,599	$344,383

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
LONG-TERM MORTGAGE DEBT DETAIL AS OF JANUARY 31, 2011 (continued)

Property	Maturity Date	Fiscal 2011	Fiscal 2012	Fiscal 2013	Fiscal 2014	Thereafter	Total(1)
Commercial Medical
Edina 6525 France SMC II - Edina, MN7	6/1/2011	$0	$9,657	$0	$0	$0	$9,657
Georgetown Square - Grand Chute, WI	5/1/2012	0	0	2,233	0	0	2,233
High Pointe Health Campus - Lake Elmo, MN	12/1/2013	0	0	0	2,425	0	2,425
Summary of Debt due after Fiscal 2014		0	0	0	0	252,022	252,022
Sub-Total Commercial Medical		$0	$9,657	$2,233	$2,425	$252,022	$266,337

Commercial Industrial
Eagan 2785 & 2795 Highway 55 - Eagan, MN8	6/1/2011	$0	$3,645	$0	$0	$0	$3,645
Stone Container - Roseville, MN	2/1/2012	0	3,800	0	0	0	3,800
Minnetonka 13600 County Road 62 - Minnetonka, MN	2/27/2012	0	2,424	0	0	0	2,424
Dixon Avenue Industrial Park - Des Moines, IA	1/1/2013	0	0	7,360	0	0	7,360
Bloomington 2000 West 94th Street - Bloomington, MN	3/1/2013	0	0	3,914	0	0	3,914
Roseville 2929 Long Lake Road - Roseville, MN	3/1/2013	0	0	5,757	0	0	5,757
Bodycote Industrial Building - Eden Prairie, MN	9/1/2013	0	0	0	1,203	0	1,203
Cedar Lake Business Center - St. Louis Park, MN	11/1/2013	0	0	0	2,402	0	2,402
Woodbury 1865 Woodlane - Woodbury, MN	11/1/2013	0	0	0	2,825	0	2,825
Summary of Debt due after Fiscal 2014		0	0	0		28,560	28,560
Sub-Total Commercial Industrial		$0	$9,869	$17,031	$6,430	$28,560	$61,890

Commercial Retail
Kentwood Thomasville Furniture - Kentwood, MI5	2/1/2011	$216	$0	$0	$0	$0	$216
Burnsville I Strip Center - Burnsville, MN	6/30/2013	0	0	0	476	0	476
Burnsville II Strip Center - Burnsville, MN	6/30/2013	0	0	0	379	0	379
St Cloud Westgate - St Cloud, MN	10/10/2013	0	0	0	3,415	0	3,415
Livingston Pamida - Livingston, MT	12/19/2013	0	0	0	1,207	0	1,207
Eagan I Retail Center - Eagan, MN	12/22/2013	0	0	0	1,413	0	1,413
Forest Lake Westlake Center - Forest Lake, MN	12/22/2013	0	0	0	4,518	0	4,518
Pine City C-Store - Pine City, MN	4/20/2014	0	0	0	313	0	313
Pine City Evergreen Square - Pine City, MN	4/20/2014	0	0	0	1,925	0	1,925
Summary of Debt due after Fiscal 2014		0	0	0	0	38,908	38,908
Sub-Total Commercial Retail		$216	$0	$0	$13,646	$38,908	$52,770

Total		$8,044	$83,076	$22,304	$42,832	$842,673	$998,929

(1)	Totals are principal balances as of January 31, 2011.
(2)	Application signed on November 18, 2010 to refinance; loan was paid off February 1, 2011 and refinance is pending.
(3)	Lender has agreed to refinance on March 10, 2011.
(4)	Application signed on January 20, 2011 to refinance in April 2010.
(5)	Loan was paid off on February 1, 2011.
(6)	Loan was refinanced February 11, 2011.
(7)	Loan was refinanced March 3, 2011.
(8)	Currently in discussion for refinance.
(9) Application signed March 3, 2011 for refinance on April 29, 2011.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
CAPITAL ANALYSIS
(in thousands, except per share and unit amounts)

	Three Months Ended
	01/31/2011	10/31/2010	07/31/2010	04/30/2010	01/31/2010
Equity Capitalization
Common shares outstanding	79,846	79,092	78,158	75,805	73,966
Operating partnership (OP) units outstanding	20,047	19,994	20,273	20,522	20,853
Total common shares and OP units outstanding	99,893	99,086	98,431	96,327	94,819
Market price per common share (closing price at end of period)	$8.94	$8.80	$8.47	$8.73	$8.73
Equity capitalization-common shares and OP units	$893,043	$871,957	$833,711	$840,935	$827,770
Recorded book value of preferred shares	$27,317	$27,317	$27,317	$27,317	$27,317
Total equity capitalization	$920,360	$899,274	$861,028	$868,252	$855,087

Debt Capitalization
Total mortgage debt	$998,929	$1,004,532	$1,063,414	$1,057,619	$1,091,945
Total capitalization	$1,919,289	$1,903,806	$1,924,442	$1,925,871	$1,947,032

Total debt to total capitalization	0.52:1	0.53:1	0.55:1	0.55:1	0.56:1

	Nine Months Ended				Three Months Ended
	01/31/2011		01/31/2010		01/31/2011		10/31/2010		07/31/2010		04/30/2010		01/31/2010
Earnings to fixed charges(1)	1.08	x	1.08	x	1.03	x	1.10	x	1.12	x	1.06	x	1.07	x
Earnings to combined fixed charges and preferred distributions(1)	1.05	x	1.04	x	1.00	x	1.06	x	1.08	x	1.03	x	1.04	x
Debt service coverage ratio(1)	1.40	x	1.37	x	1.37	x	1.40	x	1.44	x	1.39	x	1.36	x

Distribution Data
Common shares and units outstanding at record date	99,213		94,497		99,213		98,726		96,506		94,844		94,497
Total common distribution paid	$50,497		$45,079		$17,015		$16,931		$16,551		$16,267		$16,205
Common distribution per share and unit	$.5145		$.5130		$.1715		$.1715		$.1715		$.1715		$.1715
Payout ratio (FFO per share and unit basis)(1)	107.2%		98.7%		122.5%		100.9%		100.9%		100.9%		107.2%

(1)	See Definitions on page 27.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
STABILIZED PROPERTIES NET OPERATING INCOME SUMMARY
(in thousands)

	Stabilized Properties(1)			Stabilized Properties(1)
	Three Months Ended January 31,			Nine Months Ended January 31,
Segment	2011	2010	% Change	2011	2010	% Change
Multi-Family Residential	$7,936	$9,370	(15.3%)	$24,197	$26,516	(8.7%)
Commercial Office	9,703	11,053	(12.2%)	31,602	34,185	(7.6%)
Commercial Medical	9,918	9,527	4.1%	30,056	28,869	4.1%
Commercial Industrial	1,971	2,061	(4.4%)	6,322	6,506	(2.8%)
Commercial Retail	2,030	1,989	2.1%	6,698	6,469	3.5%
	$31,558	$34,000	(7.2%)	$98,875	$102,545	(3.6%)

(1)	For Three and Nine Months Ended January 31, 2011, stabilized properties excluded:

Multi-Family Residential -	Crown Apartments, Rochester, MN and Northern Valley Apartments, Rochester, MN.
Total number of units, 64. Occupancy % for January 31, 2011 is 79.7%.

Commercial Office -	IRET Corporate Plaza, Minot, ND; Minot 2505 16th St SW, Minot, ND; 1st Avenue Building, Minot, ND and Omaha 10802 Farnum Drive, Omaha, NE.
Total square footage 128,611. Occupancy % for January 31, 2011 is 99.4%.

Commercial Medical -
Casper 1930 E 12th Street (Park Place), Casper, WY; Casper 3955 E 12th Street (Meadow Wind), Casper, WY; Cheyenne 4010 N College Drive (Aspen Wind), Cheyenne, WY; Cheyenne 4060 N College Drive (Sierra Hills), Cheyenne, WY; Laramie 1072 N 22nd Street (Spring Wind), Laramie, WY; Billings 2300 Grant Road, Billings, MT; Missoula 3050 Great Northern Avenue, Missoula, MT and Edgewood Vista-Minot, Minot, ND.

Total square footage, 375,847. Occupancy % for January 31, 2011 is 100.0%.

Commercial Industrial -	Clive 2075 NW 94th St., Clive, IA and Fargo 1320 45th Street North, Fargo, ND.
Total square footage, 84,754. Occupancy % for January 31, 2011 is 100.0%.

Commercial Retail -	Minot 1400 31st Ave, Minot, ND.
Total square footage, 47,709. Occupancy % for January 31, 2010 is 84.0%.

For Three and Nine Months ended January 31, 2010, stabilized properties excluded:

Commercial Office -	IRET Corporate Plaza, Minot, ND; Minot 2505 16th St SW, Minot, ND and 1st Avenue Building, Minot, ND.
Total square footage, 80,322. Occupancy % for January 31, 2010 is 50.7%.

Commercial Medical -
Casper 1930 E 12th Street (Park Place), Casper, WY; Casper 3955 E 12th Street (Meadow Wind), Casper, WY; Cheyenne 4010 N College Drive (Aspen Wind), Cheyenne, WY; Cheyenne 4060 N College Drive (Sierra Hills), Cheyenne, WY; Laramie 1072 N 22nd Street (Spring Wind), Laramie, WY; Billings 2300 Grant Road, Billings, MT; Missoula 3050 Great Northern Avenue, Missoula, MT and Fox River Cottages, Grand Chute, WI.

Total square footage, 264,335. Occupancy % for January 31, 2011 is 90.0%.

Commercial Industrial -	Clive 2075 NW 94th St., Clive, IA.
Total square footage, 42,510. Occupancy % for January 31, 2010 is 100.0%.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
NET OPERATING INCOME DETAIL
(in thousands)

	Three Months Ended January 31, 2011
	Reporting Segments
	Multi-Family Residential	Commercial Office	Commercial Medical	Commercial Industrial	Commercial Retail	Corporate and Other	Total
Real estate rental revenue
Stabilized(1)	$16,764	$19,097	$13,787	$3,148	$3,540	$0	$56,336
Non-Stabilized	120	246	3,206	201	94	0	3,867
Total	16,884	19,343	16,993	3,349	3,634	0	60,203

Real estate expenses
Stabilized(1)	8,828	9,394	3,869	1,177	1,510	0	24,778
Non-Stabilized	75	113	2,025	26	20	0	2,259
Total	8,903	9,507	5,894	1,203	1,530	0	27,037

Stabilized(1)	7,936	9,703	9,918	1,971	2,030	0	31,558
Non-Stabilized	45	133	1,181	175	74	0	1,608
Net operating income	$7,981	$9,836	$11,099	$2,146	$2,104	$0	$33,166

Reconciliation of NOI to net income (loss) available to common shareholders
Depreciation/amortization	$(3,390)	$(5,323)	$(4,025)	$(914)	$(846)	$(93)	$(14,591)
Administrative, advisory and trustee fees	0	0	0	0	0	(1,850)	(1,850)
Other expenses	0	0	0	0	0	(441)	(441)
Interest expense	(4,265)	(5,379)	(4,218)	(993)	(814)	(219)	(15,888)
Interest and other income	0	0	0	0	0	107	107
Income (loss) from continuing operations	326	(866)	2,856	239	444	(2,496)	503
Income from discontinued operations	13,348	0	0	737	0	0	14,085
Net income (loss)	13,674	(866)	2,856	976	444	(2,496)	14,588
Net income attributable to noncontrolling interests – Operating Partnership	0	0	0	0	0	(2,793)	(2,793)
Net loss attributable to noncontrolling interests – consolidated real estate entities	0	0	0	0	0	38	38
Net income (loss) attributable to Investors Real Estate Trust	13,674	(866)	2,856	976	444	(5,251)	11,833
Dividends to preferred shareholders	0	0	0	0	0	(593)	(593)
NET INCOME (LOSS) AVAILABLE TO COMMON SHAREHOLDERS	$13,674	$(866)	$2,856	$976	$444	$(5,844)	$11,240

(1)	For Three Months Ended January 31, 2011, stabilized properties excluded:

Multi-Family Residential -	Crown Apartments, Rochester, MN and Northern Valley Apartments, Rochester, MN.
Total number of units, 64. Occupancy % for January 31, 2011 is 79.7%.

Commercial Office -	IRET Corporate Plaza, Minot, ND; Minot 2505 16th St SW, Minot, ND; 1st Avenue Building, Minot, ND and Omaha 10802 Farnum Drive, Omaha, NE.
Total square footage 128,611. Occupancy % for January 31, 2011 is 99.4%.

Commercial Medical -
Casper 1930 E 12th Street (Park Place), Casper, WY; Casper 3955 E 12th Street (Meadow Wind), Casper, WY; Cheyenne 4010 N College Drive (Aspen Wind), Cheyenne, WY; Cheyenne 4060 N College Drive (Sierra Hills), Cheyenne, WY; Laramie 1072 N 22nd Street (Spring Wind), Laramie, WY; Billings 2300 Grant Road, Billings, MT; Missoula 3050 Great Northern Avenue, Missoula, MT and Edgewood Vista-Minot, Minot, ND.

Total square footage, 375,847. Occupancy % for January 31, 2011 is 100.0%.

Commercial Industrial -	Clive 2075 NW 94th St., Clive, IA and Fargo 1320 45th Street North, Fargo, ND.
Total square footage, 84,754. Occupancy % for January 31, 2011 is 100.0%.

Commercial Retail -	Minot 1400 31st Ave, Minot, ND.
Total square footage, 47,709. Occupancy % for January 31, 2010 is 84.0%.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
NET OPERATING INCOME DETAIL
(in thousands)

	Three Months Ended January 31, 2010
	Reporting Segments
	Multi-Family Residential	Commercial Office	Commercial Medical	Commercial Industrial	Commercial Retail	Corporate and Other	Total
Real estate rental revenue
Stabilized(1)	$16,315	$20,220	$13,207	$3,088	$3,312	$0	$56,142
Non-Stabilized	0	83	1,011	98	0	0	1,192
Total	16,315	20,303	14,218	3,186	3,312	0	57,334

Real estate expenses
Stabilized(1)	8,605	9,167	3,680	1,027	1,323	0	23,802
Non-Stabilized	0	58	803	23	(1)	0	883
Total	8,605	9,225	4,483	1,050	1,322	0	24,685

Gain on involuntary conversion
Non-Stabilized	1,660	0	0	0	0	0	1,660
Total	1,660	0	0	0	0	0	1,660

Net Operating Income (NOI)
Stabilized(1)	9,370	11,053	9,527	2,061	1,989	0	34,000
Non-Stabilized	0	25	208	75	1	0	309
Net operating income	$9,370	$11,078	$9,735	$2,136	$1,990	$0	$34,309

Reconciliation of NOI to net income (loss) available to common shareholders
Depreciation/amortization	$(3,404)	$(5,550)	$(3,358)	$(915)	$(1,033)	$(237)	$(14,497)
Administrative, advisory and trustee services	0	0	0	0	0	(1,790)	(1,790)
Other expenses	0	0	0	0	0	(536)	(536)
Interest expense	(4,282)	(5,817)	(4,410)	(1,052)	(861)	(112)	(16,534)
Interest and other income	0	0	0	0	0	250	250
Income (loss) from continuing operations	1,684	(289)	1,967	169	96	(2,425)	1,202
Income (loss) from discontinued operations	63	(6)	4	(16)	(883)	0	(838)
Net income (loss)	1,747	(295)	1,971	153	(787)	(2,425)	364
Net loss attributable to noncontrolling interests – Operating Partnership	0	0	0	0	0	39	39
Net loss attributable to noncontrolling interests – consolidated real estate entities	0	0	0	0	0	49	49
Net income (loss) attributable to Investors Real Estate Trust	1,747	(295)	1,971	153	(787)	(2,337)	452
Dividends to preferred shareholders	0	0	0	0	0	(593)	(593)
NET INCOME (LOSS) AVAILABLE TO COMMON SHAREHOLDERS	$1,747	$(295)	$1,971	$153	$(787)	$(2,930)	$(141)

(1)	For Three Months ended January 31, 2010, stabilized properties excluded:

Commercial Office -	IRET Corporate Plaza, Minot, ND; Minot 2505 16th St SW, Minot, ND and 1st Avenue Building, Minot, ND.
Total square footage, 80,322. Occupancy % for January 31, 2010 is 50.7%.

Commercial Medical -
Casper 1930 E 12th Street (Park Place), Casper, WY; Casper 3955 E 12th Street (Meadow Wind), Casper, WY; Cheyenne 4010 N College Drive (Aspen Wind), Cheyenne, WY; Cheyenne 4060 N College Drive (Sierra Hills), Cheyenne, WY; Laramie 1072 N 22nd Street (Spring Wind), Laramie, WY; Billings 2300 Grant Road, Billings, MT; Missoula 3050 Great Northern Avenue, Missoula, MT and Fox River Cottages, Grand Chute, WI.

Total square footage, 264,335. Occupancy % for January 31, 2011 is 90.0%.

Commercial Industrial -	Clive 2075 NW 94th St., Clive, IA.
Total square footage, 42,510. Occupancy % for January 31, 2010 is 100.0%.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
NET OPERATING INCOME DETAIL
(in thousands)

	Nine Months Ended January 31, 2011
	Reporting Segments
	Multi-Family Residential	Commercial Office	Commercial Medical	Commercial Industrial	Commercial Retail	Corporate and Other	Total
Real estate rental revenue
Stabilized(1)	$49,228	$58,461	$40,814	$9,360	$10,317	$0	$168,180
Non-Stabilized	368	378	8,733	530	94	0	10,103
Total	49,596	58,839	49,547	9,890	10,411	0	178,283

Real estate expenses
Stabilized(1)	25,031	26,859	10,758	3,038	3,619	0	69,305
Non-Stabilized	216	223	5,805	85	20	0	6,349
Total	25,247	27,082	16,563	3,123	3,639	0	75,654

Stabilized(1)	24,197	31,602	30,056	6,322	6,698	0	98,875
Non-Stabilized	152	155	2,928	445	74	0	3,754
Net operating income	$24,349	$31,757	$32,984	$6,767	$6,772	$0	$102,629

Reconciliation of NOI to net income (loss) available to common shareholders
Depreciation/amortization	$(10,116)	$(16,317)	$(11,858)	$(2,680)	$(2,327)	$(283)	$(43,581)
Administrative, advisory and trustee fees	0	0	0	0	0	(5,537)	(5,537)
Other expenses	0	0	0	0	0	(1,357)	(1,357)
Interest expense	(12,824)	(16,511)	(13,038)	(2,994)	(2,452)	(576)	(48,395)
Interest and other income	0	0	0	0	0	411	411
Income (loss) from continuing operations	1,409	(1,071)	8,088	1,093	1,993	(7,342)	4,170
Income (loss) from discontinued operations	19,224	0	(8)	726	(71)	0	19,871
Net income (loss)	20,633	(1,071)	8,080	1,819	1,922	(7,342)	24,041
Net income attributable to noncontrolling interests – Operating Partnership	0	0	0	0	0	(4,485)	(4,485)
Net loss attributable to noncontrolling interests – consolidated real estate entities	0	0	0	0	0	82	82
Net income (loss) attributable to Investors Real Estate Trust	20,633	(1,071)	8,080	1,819	1,922	(11,745)	19,638
Dividends to preferred shareholders	0	0	0	0	0	(1,779)	(1,779)
NET INCOME (LOSS) AVAILABLE TO COMMON SHAREHOLDERS	$20,633	$(1,071)	$8,080	$1,819	$1,922	$(13,524)	$17,859

(1)	For Nine Months Ended January 31, 2011, stabilized properties excluded:

Multi-Family Residential -	Crown Apartments, Rochester, MN and Northern Valley Apartments, Rochester, MN.
Total number of units, 64. Occupancy % for January 31, 2011 is 79.7%.

Commercial Office -	IRET Corporate Plaza, Minot, ND; Minot 2505 16th St SW, Minot, ND; 1st Avenue Building, Minot, ND and Omaha 10802 Farnum Drive, Omaha, NE.
Total square footage 128,611. Occupancy % for January 31, 2011 is 99.4%.

Commercial Medical -
Casper 1930 E 12th Street (Park Place), Casper, WY; Casper 3955 E 12th Street (Meadow Wind), Casper, WY; Cheyenne 4010 N College Drive (Aspen Wind), Cheyenne, WY; Cheyenne 4060 N College Drive (Sierra Hills), Cheyenne, WY; Laramie 1072 N 22nd Street (Spring Wind), Laramie, WY; Billings 2300 Grant Road, Billings, MT; Missoula 3050 Great Northern Avenue, Missoula, MT and Edgewood Vista-Minot, Minot, ND.

Total square footage, 375,847. Occupancy % for January 31, 2011 is 100.0%.

Commercial Industrial -	Clive 2075 NW 94th St., Clive, IA and Fargo 1320 45th Street North, Fargo, ND.
Total square footage, 84,754. Occupancy % for January 31, 2011 is 100.0%.

Commercial Retail -	Minot 1400 31st Ave, Minot, ND.
Total square footage, 47,709. Occupancy % for January 31, 2010 is 84.0%.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
NET OPERATING INCOME DETAIL
(in thousands)

	Nine Months Ended January 31, 2010
	Reporting Segments
	Multi-Family Residential	Commercial Office	Commercial Medical	Commercial Industrial	Commercial Retail	Corporate and Other	Total
Real estate rental revenue
Stabilized(1)	$49,210	$61,817	$40,146	$9,620	$9,976	$0	$170,769
Non-Stabilized	0	135	1,011	186	0	0	1,332
Total	49,210	61,952	41,157	9,806	9,976	0	172,101

Real estate expenses
Stabilized(1)	24,354	27,632	11,277	3,114	3,507	0	69,884
Non-Stabilized	0	119	860	47	(1)	0	1,025
Total	24,354	27,751	12,137	3,161	3,506	0	70,909

Gain on involuntary conversion
Non-Stabilized	1,660	0	0	0	0	0	1,660
Total	1,660	0	0	0	0	0	1,660

Net Operating Income (NOI)
Stabilized(1)	26,516	34,185	28,869	6,506	6,469	0	102,545
Non-Stabilized	0	16	151	139	1	0	307
Net operating income	$26,516	$34,201	$29,020	$6,645	$6,470	$0	$102,852

Reconciliation of NOI to net income (loss) available to common shareholders
Depreciation/amortization	$(9,774)	$(16,778)	$(10,843)	$(2,749)	$(2,426)	$(394)	$(42,964)
Administrative, advisory and trustee services	0	0	0	0	0	(4,775)	(4,775)
Other expenses	0	0	0	0	0	(1,468)	(1,468)
Impairment of real estate investment	0	0	0	0	(708)	0	(708)
Interest expense	(12,648)	(17,579)	(12,942)	(3,053)	(2,684)	(400)	(49,306)
Interest and other income	0	0	0	0	0	503	503
Income (loss) from continuing operations	4,094	(156)	5,235	843	652	(6,534)	4,134
Income (loss) from discontinued operations	30	(169)	10	(16)	(857)	1	(1,001)
Net income (loss)	4,124	(325)	5,245	827	(205)	(6,533)	3,133
Net income attributable to noncontrolling interests – Operating Partnership	0	0	0	0	0	(381)	(381)
Net loss attributable to noncontrolling interests – consolidated real estate entities	0	0	0	0	0	2	2
Net income (loss) attributable to Investors Real Estate Trust	4,124	(325)	5,245	827	(205)	(6,912)	2,754
Dividends to preferred shareholders	0	0	0	0	0	(1,779)	(1,779)
NET INCOME (LOSS) AVAILABLE TO COMMON SHAREHOLDERS	$4,124	$(325)	$5,245	$827	$(205)	$(8,691)	$975

(1)	For Nine Months ended January 31, 2010, stabilized properties excluded:

Commercial Office -	IRET Corporate Plaza, Minot, ND; Minot 2505 16th St SW, Minot, ND and 1st Avenue Building, Minot, ND.
Total square footage, 80,322. Occupancy % for January 31, 2010 is 50.7%.

Commercial Medical -
Casper 1930 E 12th Street (Park Place), Casper, WY; Casper 3955 E 12th Street (Meadow Wind), Casper, WY; Cheyenne 4010 N College Drive (Aspen Wind), Cheyenne, WY; Cheyenne 4060 N College Drive (Sierra Hills), Cheyenne, WY; Laramie 1072 N 22nd Street (Spring Wind), Laramie, WY; Billings 2300 Grant Road, Billings, MT; Missoula 3050 Great Northern Avenue, Missoula, MT and Fox River Cottages, Grand Chute, WI.

Total square footage, 264,335. Occupancy % for January 31, 2011 is 90.0%.

Commercial Industrial -	Clive 2075 NW 94th St., Clive, IA.
Total square footage, 42,510. Occupancy % for January 31, 2010 is 100.0%.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
STABILIZED PROPERTIES AND ALL PROPERTIES PHYSICAL OCCUPANCY LEVELS BY SEGMENT
3rd Quarter Fiscal 2011 vs. 3rd Quarter Fiscal 2010

Segments	Stabilized Properties		All Properties
	3rd Quarter	3rd Quarter	3rd Quarter	3rd Quarter
	Fiscal 2011	Fiscal 2010	Fiscal 2011	Fiscal 2010
Multi-Family Residential	91.2%	89.6%	91.1%	89.6%
Commercial Office	79.6%	84.3%	80.1%	83.7%
Commercial Medical	95.4%	95.8%	96.0%	95.2%
Commercial Industrial	81.1%	86.1%	81.7%	86.3%
Commercial Retail	82.4%	81.9%	82.5%	81.9%

Stabilized Physical Occupancy Levels by Segment
100.0%
95.0%
90.0%
85.0%
80.0%
75.0%
Multi-Family Residential
Commercial Office
Commercial Medical
Commercial Industrial
Commercial Retail
3rd Quarter Fiscal 2011
3rd Quarter Fiscal 2010

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
COMMERCIAL LEASING SUMMARY
for the three and nine months ended January 31, 2011

	Three Months Ended January 31, 2011
	New(1)	Renew(2)	Total	Expiring(3)	Net Change	Percentage Change
Gross Square Footage
Commercial Office	68,281	104,996	173,277	16,795	156,482
Commercial Medical	11,686	13,785	25,471	7,604	17,867
Commercial Industrial	0	211,322	211,322	32,874	178,448
Commercial Retail	4,666	122,879	127,545	15,596	111,949
Total All Segments	84,633	452,982	537,615	72,869	464,746

Weighted Average Rental Rates(3)
Commercial Office	$18.36	$10.29	$13.47	$10.11	$3.36	33.2%
Commercial Medical	19.37	20.57	20.02	16.51	3.51	21.3%
Commercial Industrial	0.00	3.50	3.50	3.50	0.00	0.0%
Commercial Retail	5.66	3.28	3.36	8.99	(5.63)	(62.6%)
Total All Segments	$17.80	$5.53	$7.46	$7.55	$(0.09)	(1.2%)

	Nine Months Ended January 31, 2011
	New(1)	Renew(2)	Total	Expiring(3)	Net Change	Percentage Change
Gross Square Footage
Commercial Office	233,490	264,781	498,271	425,246	73,025
Commercial Medical	61,721	38,236	99,957	44,463	55,494
Commercial Industrial	116,119	427,939	544,058	339,404	204,654
Commercial Retail	24,993	161,968	186,961	182,798	4,163
Total All Segments	436,323	892,924	1,329,247	991,911	337,336

Weighted Average Rental Rates(3)
Commercial Office	$13.30	$10.37	$11.74	$12.18	$(0.44)	(3.6%)
Commercial Medical	20.83	20.38	20.66	19.13	1.53	8.0%
Commercial Industrial	6.75	3.06	3.85	3.36	0.49	14.6%
Commercial Retail	10.32	3.78	4.65	8.49	(3.84)	(45.2%)
Total All Segments	$12.45	$6.10	$8.19	$8.79	$(0.60)	(6.8%)

	Three Months Ended January 31, 2011			Nine Months Ended January 31, 2011
	New(1)	Renew(2)	Total	New(1)	Renew(2)	Total
Weighted Average Term of New/Renewed Leased
Commercial Office	7.9	5.6	7.1	7.2	4.1	5.7
Commercial Medical	9.2	9.0	9.1	7.0	7.4	7.2
Commercial Industrial	0.0	5.2	5.2	3.6	3.3	3.4
Commercial Retail	2.5	3.7	3.5	2.9	2.7	2.7
Total All Segments	7.7	5.6	6.6	6.0	4.0	4.9

(1)	Does not include leases in place on acquired properties.
(2)	Renewals may include leases that have renewed prior to expiration date. Square footage or rental rate changes on renewals are included in calculation.
(3)	Expired leases include leases with tenants who have vacated or renewed. Excluded from expired leases are leases that have been amended to extend the term, including leases on a month-to-month basis.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
COMMERCIAL LEASING SUMMARY
for the three and nine months ended January 31, 2011

	3rd Quarter Fiscal 2011 Total			Year-To-Date Total
	New	Renew	Total Dollars	New	Renew	Total Dollars
Tenant Improvements
Commercial Office	$595,501	$585,161	$1,180,662	$1,905,668	$668,634	$2,574,302
Commercial Medical	410,508	283,270	693,778	446,508	292,110	738,618
Commercial Industrial	0	24,000	24,000	63,400	72,000	135,400
Commercial Retail	5,663	10,000	15,663	20,663	10,000	30,663
Subtotal	$1,011,672	$902,431	$1,914,103	$2,436,239	$1,042,744	$3,478,983

Tenant Improvements per square foot
Commercial Office	$8.72	$5.57	$6.81	$8.16	$2.53	$5.17
Commercial Medical	35.13	20.55	27.24	7.23	7.64	7.39
Commercial Industrial	0.00	0.11	0.11	0.55	0.17	0.25
Commercial Retail	1.21	0.08	0.12	0.83	0.06	0.16
All Segments	$11.95	$1.99	$3.56	$5.58	$1.17	$2.62

Leasing Costs
Commercial Office	$582,096	$626,528	$1,208,624	$2,571,252	$1,171,855	$3,743,107
Commercial Medical	101,919	93,505	195,424	113,494	159,543	273,037
Commercial Industrial	0	110,944	110,944	68,521	155,814	224,335
Commercial Retail	8,664	53,665	62,329	83,493	79,162	162,655
Subtotal	$692,679	$884,642	$1,577,321	$2,836,760	$1,566,374	$4,403,134

Leasing Costs per square foot
Commercial Office	$8.53	$5.97	$6.98	$11.01	$4.43	$7.51
Commercial Medical	8.72	6.78	7.67	1.84	4.17	2.73
Commercial Industrial	0.00	0.52	0.52	0.59	0.36	0.41
Commercial Retail	1.86	0.44	0.49	3.34	0.49	0.87
All Segments	$8.18	$1.95	$2.93	$6.50	$1.75	$3.31

Tenant Improvements and Leasing Costs
Commercial Office	$1,177,597	$1,211,689	$2,389,286	$4,476,920	$1,840,489	$6,317,409
Commercial Medical	512,427	376,775	889,202	560,002	451,653	1,011,655
Commercial Industrial	0	134,944	134,944	131,921	227,814	359,735
Commercial Retail	14,327	63,665	77,992	104,156	89,162	193,318
Total	$1,704,351	$1,787,073	$3,491,424	$5,272,999	$2,609.118	$7,882,117

Tenant Improvements and Leasing Costs per square foot
Commercial Office	$17.25	$11.54	$13.79	$19.17	$6.95	$12.68
Commercial Medical	43.85	27.33	34.91	9.07	11.81	10.12
Commercial Industrial	0.00	0.64	0.64	1.14	0.53	0.66
Commercial Retail	3.07	0.52	0.61	4.17	0.55	1.03
All Segments	$20.14	$3.95	$6.49	$12.09	$2.92	$5.93

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
MULTI-FAMILY RESIDENTIAL SUMMARY

	Three Months Ended
	01/31/2011	10/31/2010	07/31/2010	04/30/2010	01/31/2010
Number of Units	8,593	8,590	8,590	8,590	8,526
Average Investment Per Unit
Stabilized	$55,783	$55,477	$55,197	$54,934	$54,476
Non-Stabilized	66,955	66,818	66,736	66,719	0
	$55,866	$55,561	$55,283	$54,963	$54,476

Average Scheduled Rent per Unit
Stabilized	$697	$698	$696	$694	$693
Non-Stabilized	764	772	758	1,017	0
	$697	$699	$696	$695	$693

Total Receipts per Unit
Stabilized	$655	$642	$627	$634	$638
Non-Stabilized	626	673	618	961	0
	$655	$642	$627	$634	$638

Total Recurring Capital Expenditures per Unit(1)
Stabilized	$145	$166	$132	$124	$104
Non-Stabilized	278	25	0	0	0
	$146	$165	$131	$123	$104

Physical Occupancy%
Stabilized	91.2%	90.6%	85.7%	89.7%	89.6%
Non-Stabilized	79.7%	89.1%	90.6%	95.3%	0.0%
	91.1%	90.6%	85.8%	89.7%	89.6%

Operating Expenses as a % of Scheduled Rent
Stabilized	49.7%	46.0%	44.9%	46.4%	48.6%
Non-Stabilized	50.8%	52.3%	43.8%	18.9%	0.0%
Total	49.7%	46.1%	44.9%	46.3%	48.6%

(1)	See Definitions on page 27.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
10 LARGEST COMMERCIAL TENANTS – BASED ON ANNUALIZED BASE RENT(1)
as of January 31, 2011

Tenant	Number of Properties	Average Remaining Lease Term in Months	% of Total Commercial Segments’ Minimum Rents	Aggregate Rentable Square Feet	% of Aggregate Occupied Square Feet
Affiliates of Edgewood Vista	20	212	10.7%	1,029,967	10.0%
St. Lukes Hospital of Duluth, Inc.	6	60	3.4%	198,775	1.9%
Fairview Health Services	9	65	2.6%	198,233	1.9%
Applied Underwriters	3	73	2.2%	141,724	1.4%
Affiliates of Siemens USA	2	13	2.1%	186,224	1.8%
HealthEast Care System	1	97	1.6%	114,316	1.1%
Microsoft (NASDAQ: MSFT)	1	31	1.4%	122,040	1.2%
Smurfit - Stone Container (NASDAQ: SSCC)	2	58	1.4%	406,397	4.0%
Nebraska Orthopedic Hospital	1	218	1.3%	61,758	0.6%
Arcadis Corporate Services, Inc.	1	198	1.2%	71,430	0.7%
Total/Weighted Average		103	27.9%	2,530,864	24.6%

(1)	See Definitions on page 27.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
LEASE EXPIRATIONS
as of January 31, 2011

Fiscal Year	Number of Leases	Rentable Square Feet	% of Rentable Square Feet	Annualized Rent*	Average Rental Rate	% of Annualized Rent
Commercial Office
2011	19	103,979	2.6%	$1,359,499	$13.07	2.4%
2012	63	760,075	19.1%	10,511,796	13.83	18.9%
2013	43	508,210	12.7%	6,911,502	13.60	12.4%
2014	44	600,166	15.0%	7,897,347	13.16	14.2%
2015	48	400,810	10.1%	5,766,277	14.39	10.4%
2016 and thereafter	65	1,617,657	40.5%	23,179,260	14.33	41.7%
	282	3,990,897	100.0%	$55,625,681	$13.94	100.0%

Commercial Medical
2011	4	9,544	0.4%	$170,207	$17.83	0.4%
2012	30	107,226	4.1%	2,222,813	20.73	4.7%
2013	20	109,006	4.2%	2,405,253	22.07	5.1%
2014	28	393,484	15.2%	7,162,578	18.20	15.2%
2015	11	54,310	2.1%	1,313,691	24.19	2.8%
2016 and thereafter	96	1,921,488	74.0%	33,835,023	17.61	71.8%
	189	2,595,058	100.0%	$47,109,565	$18.15	100.0%

Commercial Industrial
2011	2	8,064	0.3%	$32,292	$4.00	0.4%
2012	7	810,405	35.0%	2,205,960	2.72	23.7%
2013	2	142,185	6.2%	685,357	4.82	7.4%
2014	7	227,214	9.8%	915,251	4.03	9.8%
2015	3	116,685	5.1%	536,907	4.60	5.8%
2016 and thereafter	13	1,010,026	43.6%	4,911,455	4.86	52.9%
	34	2,314,579	100.0%	$9,287,222	$4.01	100.0%

Commercial Retail
2011	9	19,591	1.7%	$174,901	$8.93	1.9%
2012	45	309,900	27.4%	1,684,466	5.44	18.1%
2013	27	87,533	7.7%	640,090	7.31	6.9%
2014	28	102,678	9.1%	998,612	9.73	10.7%
2015	24	230,849	20.4%	1,970,962	8.54	21.1%
2016 and thereafter	33	381,928	33.7%	3,845,481	10.07	41.3%
	166	1,132,479	100.0%	$9,314,512	$8.22	100.0%

Commercial Total
2011	34	141,178	1.4%	$1,736,899	$12.30	1.4%
2012	145	1,987,606	19.8%	16,625,035	8.36	13.7%
2013	92	846,934	8.4%	10,642,202	12.57	8.8%
2014	107	1,323,542	13.2%	16,973,788	12.82	14.0%
2015	86	802,654	8.0%	9,587,837	11.95	7.9%
2016 and thereafter	207	4,931,099	49.2%	65,771,219	13.34	54.2%
	671	10,033,013	100.0%	$121,336,980	$12.09	100.0%

* Annualized Rent is monthly scheduled rent as of January 31, 2011 (cash basis), multiplied by 12.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
FISCAL 2011 ACQUISITION SUMMARY
as of January 31, 2011
($’s in thousands)

Property	Location	Segment Type	Acquisition Date	Square Feet/Units	Leased Percentage At Acquisition	January 31, 2011 Leased Percentage	Acquisition Cost

Fargo 1320 45th Street N(1)	Fargo, ND	Commercial Industrial	June 22, 2010	42,244	100.0%	100.0%	$1,634
Billings 2300 Grant Road	Billings, MT	Commercial Medical	July 15, 2010	14,705	100.0%	100.0%	2,522
Missoula 3050 Great Northern Ave	Missoula, MT	Commercial Medical	July 15, 2010	14,640	100.0%	100.0%	2,723
Edgewood Vista-Minot	Minot, ND	Commercial Medical	November 10, 2010	108,503	100.0%	100.0%	15,181
Minot 1400 31st Avenue	Minot, ND	Commercial Retail	December 10, 2010	47,709	100.0%	84.0%	8,250
Omaha 10802 Farnum Drive	Omaha, NE	Commercial Office	December 16, 2010	58,574	100.0%	98.6%	8,295
Edgewood Vista-Spearfish(2)	Spearfish, SD	Commercial Medical	January 10, 2011	23,965	100.0%	100.0%	2,280
			Total Square Feet	310,340			$40,885
			Total Units	0

(1)	Development property placed in service June 22, 2010. Additional costs incurred in fiscal year 2010 totaled $2.3 million for a total project cost at July 31, 2010 of $3.9 million.

(2)	Expansion project placed in service January10, 2011.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
FISCAL 2011 DEVELOPMENT SUMMARY
as of January 31, 2011
($’s in thousands)

Property and Location	Total Rentable Square Feet or # of Units	Percentage Leased or Committed	Anticipated Total Cost	Cost to Date	Anticipated Construction Completion
Multi-Family Conversion - Minot, ND	Convert 15,446 sf. commercial office to 24 multi-family residential units	0%	2,200	185	1st Quarter Fiscal 2012
Buffalo Mall Theaters - Jamestown, ND	19,037 sf.	100%	2,100	746	1st Quarter Fiscal 2012
Georgetown Square Condos - Grand Chute, WI	8 condo units	0%	NA	1,697	2nd Quarter Fiscal 2012
Trinity Hospital Build-to-Suit, Minot, ND	22,000 sf. one story medical clinic	100%	6,200	1,294	1st Quarter Fiscal 2012
Senior Housing Memory Care Conversion, Cheyenne, WY	Convert portion of the building for a specialized memory care unit	100%	309	309	4th Quarter Fiscal 2011
		Total	$10,809	$4,231

Definitions

January 31, 2011

Annualized base rent (ABR) is calculated as monthly base rent (cash basis) per the lease, as of the reporting period, multiplied by 12.

Debt to total market capitalization is total debt from the balance sheet divided by the sum of total debt from the balance sheet plus the market value of shares outstanding at the end of the period.

Debt service coverage ratio is computed by dividing earnings before interest income and expense, depreciation, amortization and gain on sale of real estate by interest expense and principal amortization.

EBITDA is earnings before interest, taxes, depreciation and amortization. We consider EBITDA to be an appropriate supplemental performance measure because it eliminates depreciation, interest and the gain/loss from property dispositions, which permits investors to view income from operations without the effect of non-cash depreciation or the cost of debt; however, EBIDTA as we calculate it has not been adjusted for the effect of nonrecurring events such as asset impairment and gain/loss on involuntary conversion.  EBITDA is a non-GAAP measure. EBITDA as calculated by us is not comparable to EBITDA reported by other REITs that do not define EBITDA exactly as we do.

Funds from operations (FFO) - The National Association of Real Estate Investment Trusts, Inc. (NAREIT) defines FFO as “net income (computed in accordance with generally accepted accounting principles, excluding gains (or losses) from sales of property, plus real estate depreciation and amortization, and adjustments for unconsolidated partnerships and joint ventures. Adjustments for unconsolidated partnerships and joint ventures will be calculated to reflect funds from operations on the same basis.” FFO is a non-GAAP measure.  We consider FFO to be a standard supplemental measure for equity real estate investment trusts because it facilitates an understanding of the operating performance of properties without giving effect to real estate depreciation and amortization, which assume that the value of real estate assets diminishes predictably over time.  Since real estate values instead historically rise or fall with market conditions, we believe that FFO provides investors and management with a more accurate indication of our financial and operating results.

Net Operating Income is total real estate revenues less real estate expenses and real estate taxes (which consist of utilities, maintenance, real estate taxes, insurance and property management expenses).

Payout ratio (FFO per share and unit basis) - The ratio of the current quarterly or annual distribution rate per common share and unit divided by quarterly or annual FFO per share and unit.

Ratio of earnings to fixed charges - The ratio of earnings to fixed charges is computed by dividing earnings by fixed charges. For this purpose, earnings consist of income from continuing operations plus fixed charges and preferred distributions, less adjustments for noncontrolling interests - consolidated real estate entities, capitalized interest and preferred distributions. Fixed charges consist of mortgage and loan interest expense, whether expensed or capitalized, the amortization of debt expense and capitalized interest.

Ratio of earnings to combined fixed charges and preferred distributions - The ratio of earnings to combined fixed charges and preferred distributions is computed by dividing earnings by combined fixed charges and preferred distributions. For this purpose, earnings consist of income from continuing operations plus fixed charges and preferred distributions, less adjustments for noncontrolling interests - consolidated real estate entities, capitalized interest and preferred distributions. Combined fixed charges and preferred distributions consist of fixed charges (mortgage and loan interest expense, whether expensed or capitalized, the amortization of debt expense and capitalized interest) and preferred distributions.

Recurring capital expenditures are costs that increase the value and extend the useful life of a property.  Ordinary repair and maintenance costs that do not extend the useful life of the asset are expensed as incurred.  Costs incurred on a lease turnover due to normal wear and tear by the resident are expensed on the turn.  Recurring capital improvements typically include appliances, carpeting and flooring, and kitchen/bath cabinets.

Stabilized properties are those properties owned for the entirety of both periods being compared, and, in the case of development or re-development properties, which have achieved a target level of occupancy.